EXHIBIT 99.1
Distribution Tables of Composition of Receivables as of November 30, 2008 (the Cut-off Date)
Set forth below is information as of November 30, 2008 (the “Cut-off Date”) regarding the characteristics of the final pool of receivables to be sold to Nissan Auto Receivables 2008-C Owner Trust on or about December 11, 2008. This information is being filed for informational purposes only. There is no material variance between the characteristics of the receivables in the statistical pool described in the prospectus supplement and the receivables in the pool as of the Cut-off Date.
Characteristics of Receivables as of the Cut-off Date:

Aggregate Principal Balance	$628,278,863.10
Number of Receivables	33,174
Average Principal Balance	$18,938.89
Range of Principal Balances	$2,007.98 to $62,653.33
Average Original Amount Financed	$23,320.91
Range of Original Amounts Financed	$5,220.58 to $69,738.55
Weighted Average APR	4.777%
Range of APRs	0.00% to 13.79%
Approximate Weighted Average Original Payments to Maturity	61.67 payments
Range of Original Payments to Maturity	12 to 72 payments
Approximate Weighted Average Remaining Payments to Maturity	50.73 payments
Range of Remaining Payments to Maturity	3 to 64 payments
Approximate Percentage by Principal Balance with an Original Payment Term of 72 Months	22.69%
Weighted Average Credit Score	756.13
Range of Credit Scores	620 to 900
Approximate Weighted Average Credit Score of Receivables with an Original Payment Term of 72 Months:	756.97
Approximate Percentage by Principal Balance of Receivables of New,	95.09% (New)
Near-New and Used Vehicles(1)	4.05% (Near-New)
0.86% (Used)
Approximate Percentage by Principal Balance of Receivables of New,	95.42%% (New)
Near-New and Used Vehicles for Receivables with an Original Payment	4.58% (Near-New)
Term of 72 Months(1)	0.00% (Used)
Approximate Percentage by Principal Balance of Receivables Financed	82.64% (Nissan)
through Nissan and Infiniti Dealers(1)	17.36% (Infiniti)

(1)	Percentages may not add to 100.00% due to rounding.

FICO Score Range Distribution of the Receivables

		Percentage of		Percentage of
	Number	Total	Cut-off Date	Aggregate
	of	Number of	Principal	Cut-off Date
FICO Score Range(1) (2)	Receivables	Receivables (%)	Balance ($)	Principal Balance (%)
601 – 650	797	2.40%	$19,007,647.63	3.03%
651 – 700	4,631	13.96	99,802,950.30	15.89
701 – 750	9,070	27.34	169,513,888.47	26.98
751 – 800	9,496	28.62	174,460,533.67	27.77
801 – 850	8,341	25.14	148,653,509.29	23.66
851 – 900	839	2.53	16,840,333.74	2.68

Total (3)	33,174	100.00%	$628,278,863.10	100.00%

(1)	From September 1996 through October 2001, Nissan Motor Acceptance Corporation (“NMAC”) utilized its own empirically derived scorecards. In October 2001, NMAC changed its underwriting standards for retail customers by migrating to the generic auto “Beacon Score Card,” which uses algorithms developed by Fair Isaac Corporation, or FICO, to assess credit risk.

(2)	All of the receivables were originated after NMAC changed its underwriting standards for retail customers by migrating to the generic auto “Beacon Score Card,” which uses algorithms developed by Fair Isaac Corporation, or FICO, to assess credit risk.

(3)	Percentages may not add to 100.00% due to rounding.
Distribution by APR of the Receivables
r

		Percentage of		Percentage of
	Number	Total	Cut-off Date	Aggregate
Distribution by APR of the	of	Number of	Principal	Cut-off Date
Receivables (%)	Receivables	Receivables(%)	Balance ($)	Principal Balance (%)
0.00 – 0.49%	60	0.18%	$1,356,741.32	0.22%
0.50 – 0.99	758	2.28	16,792,854.24	2.67
1.00 – 1.99	2,722	8.21	52,397,195.16	8.34
2.00 – 2.99	5,192	15.65	103,288,823.38	16.44
3.00 – 3.99	8,400	25.32	168,859,034.62	26.88
4.00 – 4.99	3,417	10.30	70,269,277.66	11.18
5.00 – 5.99	2,799	8.44	43,492,087.84	6.92
6.00 – 6.99	3,028	9.13	49,631,646.97	7.90
7.00 – 7.99	3,497	10.54	61,300,828.77	9.76
8.00 – 8.99	2,014	6.07	36,894,514.87	5.87
9.00 – 9.99	1,053	3.17	20,376,090.41	3.24
10.00 – 10.99	71	0.21	1,147,205.43	0.18
11.00 – 11.99	92	0.28	1,414,798.05	0.23
12.00 – 12.99	67	0.20	981,830.26	0.16
13.00 – 13.99	4	0.01	75,934.12	0.01

Total (1)	33,174	100.00%	$628,278,863.10	100.00%

(1)	Dollar amounts and percentages may not add to the total or to 100.00%, respectively, due to rounding.

Geographic Distribution of the Receivables(1)

		Percentage of		Percentage of
		Total	Cut-off Date	Aggregate
	Number of	Number of	Principal	Cut-off Date
State	Receivables	Receivables (%)	Balance ($)	Principal Balance(%)
Alabama	739	2.23%	$12,996,636.02	2.07%
Alaska	12	0.04	196,026.66	0.03
Arizona	666	2.01	13,752,735.09	2.19
Arkansas	419	1.26	7,290,945.60	1.16
California	4,605	13.88	89,737,289.62	14.28
Colorado	242	0.73	4,992,525.60	0.79
Connecticut	521	1.57	9,147,968.10	1.46
Delaware	83	0.25	1,521,585.44	0.24
Florida	2,163	6.52	40,199,980.71	6.40
Georgia	1,342	4.05	25,439,268.28	4.05
Hawaii	116	0.35	1,978,305.34	0.31
Idaho	59	0.18	1,149,798.01	0.18
Illinois	1,623	4.89	31,400,341.50	5.00
Indiana	387	1.17	7,331,520.13	1.17
Iowa	275	0.83	4,888,876.64	0.78
Kansas	202	0.61	3,740,418.77	0.60
Kentucky	375	1.13	6,498,757.99	1.03
Louisiana	1,002	3.02	18,947,486.60	3.02
Maine	60	0.18	1,035,878.85	0.16
Maryland	809	2.44	14,796,809.79	2.36
Massachusetts	525	1.58	9,244,215.23	1.47
Michigan	305	0.92	5,651,225.69	0.90
Minnesota	358	1.08	6,700,802.94	1.07
Mississippi	623	1.88	11,969,586.71	1.91
Missouri	606	1.83	11,705,911.51	1.86
Montana	26	0.08	510,078.03	0.08
Nebraska	106	0.32	1,976,463.49	0.31
Nevada	312	0.94	6,313,635.49	1.00
New Hampshire	133	0.40	2,291,956.67	0.36
New Jersey	1,245	3.75	22,954,186.24	3.65
New Mexico	122	0.37	2,655,531.61	0.42
New York	1,699	5.12	30,291,847.16	4.82
North Carolina	952	2.87	17,519,417.56	2.79
North Dakota	34	0.10	585,944.72	0.09
Ohio	680	2.05	12,156,651.06	1.93
Oklahoma	503	1.52	9,901,620.77	1.58
Oregon	113	0.34	2,035,699.45	0.32
Pennsylvania	1,267	3.82	22,484,459.01	3.58
Rhode Island	57	0.17	1,012,319.98	0.16
South Carolina	354	1.07	6,462,122.11	1.03
South Dakota	34	0.10	548,148.13	0.09
Tennessee	1,306	3.94	24,173,905.88	3.85
Texas	4,362	13.15	88,940,621.17	14.16
Utah	120	0.36	2,527,364.88	0.40
Vermont	46	0.14	741,534.81	0.12
Virginia	875	2.64	16,128,663.81	2.57
Washington	269	0.81	5,601,966.38	0.89
West Virginia	127	0.38	2,256,449.13	0.36
Wisconsin	294	0.89	5,467,198.54	0.87
Wyoming	21	0.06	426,180.20	0.07

Total (2)	33,174	100.00%	$628,278,863.10	100.00%

(1)	Based solely on the addresses of the originating dealers as of the Cut-off Date.

(2)	Dollar amounts and percentages may not add to the total or to 100.00%, respectively, due to rounding.

Distribution by Model of the Receivables

		Percentage of		Percentage of
	Number	Total	Cut-off Date	Aggregate
	of	Number of	Principal	Cut-off Date
Model	Receivables	Receivables(%)	Balance ($)	Principal Balance (%)
Altima	11,272	33.98%	$206,426,605.58	32.86%
Sentra	5,017	15.12	71,851,741.45	11.44
Versa	3,046	9.18	42,836,899.72	6.82
G35	1,361	4.10	34,703,475.79	5.52
Murano	1,434	4.32	33,418,921.11	5.32
Frontier	1,612	4.86	27,067,928.42	4.31
Titan	1,103	3.32	21,915,945.40	3.49
QX56	589	1.78	20,930,416.15	3.33
Rogue	1,103	3.32	20,561,448.38	3.27
Pathfinder	904	2.73	19,542,507.09	3.11
M35	697	2.10	19,506,642.19	3.10
Xterra	1,102	3.32	18,558,571.27	2.95
Maxima	822	2.48	16,928,664.63	2.69
FX35	598	1.80	15,121,073.26	2.41
G37	408	1.23	13,156,977.07	2.09
Armada	458	1.38	12,278,245.50	1.95
Quest	584	1.76	11,372,379.58	1.81
350Z	447	1.35	10,439,691.89	1.66
Other	617	1.86	11,660,728.62	1.86

Total (1)	33,174	100.00%	$628,278,863.10	100.00%

(1)	Dollar amounts and percentages may not add to the total or to 100.00%, respectively, due to rounding.